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                                [LETTERHEAD]


July 18, 1997

                                                           SENT VIA FACSIMILE

Mr. Peter R. DeGeorge
Chairman & Chief Executive Officer
DeGeorge Financial Corporation
99 Realty Drive
Cheshire, CT 06410


Dear Mr. DeGeorge:


This is to confirm that the client - auditor relationship between DeGeorge Financial Corporation (Commission File Number 0-20832) and Price Waterhouse LLP has ceased.

Yours very truly,

/s/ Price Waterhouse LLP
Price Waterhouse LLP


cc: Chief Accountant
    SECPS Letter File, Mail Stop 11-3
    Securities and Exchange Commission
    450 Fifth Street, N.W.
    Washington, D.C. 20549